Balance Sheets (USD $)	Jun. 30, 2013
Current assets:
Cash and cash equivalents	$ 59,646
Deposits
Total assets	59,646
Current Liabilities:
Net Increase in Current Liabilities	10,700
Stockholders' equity:
Common stock, $0.001 par value; 75,000,000 shares Authorized; 7,500,000 shares issued and outstanding	96,996
Additional paid in capital
Retained Earnings	(48,050)
Total liabilities and stockholders' equity	$ 59,646